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                                                               Exhibit 10.4 (g)
                                 AMENDMENT NO.2

                                       to

                                   WICKES INC.
                              AMENDED AND RESTATED
                          1993 LONG-TERM INCENTIVE PLAN


      The Wickes Inc. Amended and Restated 1993 Long-Term Incentive Plan (the "Plan") is hereby amended as follows:

     1.  Section X of the Plan is amended by adding the following paragraph:

          "K.   Maximum Annual Awards. The number of shares of Common Stock with
                ---------------------
          respect to which Awards may be granted during any calendar year to any Key Employee shall not exceed 60,000.

     2.  Section XIII of the Plan is amended in its entirety to read as follows:

     "XIII.  Effective Date.
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           "The  Plan was adopted and became effective on October 6,  1993, and this Amendment and Restatement was adopted on November 30, 1994 and became effective May 16, 1995. The Plan was further amended on December 11, 1996 by Amendment No. 1, which became effective May 20,
     1997.   The  Plan was further amended on January __, 1998 by Amendment
     No. 2, which shall become effective the date on which more than fifty percent (50%) of the shareholders of the Company entitled to vote thereon approve such Amendment No. 2."


      IN WITNESS WHEREOF, Wickes Inc. acting by and through its officer hereunto duly authorized, has executed this instrument, as of the 16th day of February, 1998.


                         WICKES INC.



                         By:

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